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                                                                  EXHIBIT 10.1.6

                     WAIVER AND CONSENT TO CREDIT AGREEMENT
                       AND CAPITAL CONTRIBUTION AGREEMENT



          WAIVER AND CONSENT TO CREDIT AGREEMENT AND CAPITAL CONTRIBUTION AGREEMENT, dated as of November 5, 2001 (this "Waiver"), among AMTROL HOLDINGS, INC., a Delaware corporation ("Holdings"), AMTROL INC., a Rhode Island corporation (the "Borrower"), the various financial institutions party to the Credit Agreement referred to below (the "Banks"), MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"), and CYPRESS MERCHANT BANKING PARTNERS L.P. (the "Fund"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

          WHEREAS, Holdings, the Borrower, the Banks, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 13, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

          WHEREAS, the Fund, Holdings, the Borrower and the Administrative Agent are parties to a Capital Contribution Agreement, dated as of March 30, 2001 (as the same as in effect on the date hereof, "Capital Contribution Agreement"); and

          WHEREAS, subject to the terms and conditions of this Waiver, the Banks party hereto wish to grant a waiver and a consent to certain provisions of the Credit Agreement and the Capital Contribution Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:


          1. The Lenders hereby waive, during (and only during) the period commencing on September 30, 2001 through and including December 26, 2001 (the "Waiver Period"), compliance by Holdings with Section 8.12 of the Credit Agreement as of (and only as of) the fiscal quarter of Holdings ended September 30, 2001 (the "Relevant Test Quarter"), it being understood and agreed that upon the expiration of the Waiver Period, the failure of Holdings to comply with
Section 8.12 of the Credit Agreement as of the Relevant Test Quarter shall give rise to an immediate Event of Default under Section 9.03 of the Credit Agreement, subject, however, to any cure thereof resulting from the recalculation of Holdings' Leverage Ratio as at September 30, 2001 as contemplated by Section 2(II) of this Waiver below.

          2. Notwithstanding anything to the contrary contained in the Capital Contribution Agreement or Section 8.16 of the Credit Agreement, Holdings, the Borrower, the Fund and the Banks hereby agree that (I) the Fund shall not be required to make any Capital Contribution (as defined in the Capital Contribution Agreement) which would (in the absence of

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this Waiver) have otherwise been required to be made by it pursuant to Section
2(a) of the Capital Contribution Agreement on the first Quarterly Financial Statements Delivery Date (as defined in the Capital Contribution Agreement) occurring after the fiscal quarter of Holdings ended September 30, 2001 (the "Original Capital Contribution Date"), so long as (and only so long as) (i) Holdings and/or the Fund shall have calculated the amount of the Capital Contribution which would (in the absence of this Waiver) have been required to have been made pursuant to the Capital Contribution Agreement on the Original Capital Contribution Date and delivered such calculations (set forth in reasonable detail) to the Administrative Agent on the Original Capital Contribution Date and (ii) the Fund shall have made on December 27, 2001 any Capital Contribution which would (in the absence of this Waiver) have been required to have been made by it on the Original Capital Contribution Date in the amount specified pursuant to preceding subclause (i) and otherwise in accordance with the requirements of the Capital Contribution Agreement, (II) immediately after giving effect to the Capital Contribution described in preceding clause (I)(ii), Holdings' Leverage Ratio as of September 30, 2001 shall be recalculated on December 27, 2001 in accordance with the requirements of Section 8.16 of the Credit Agreement (on the same basis as if such calculation had been made on the Original Capital Contribution Date in accordance with the requirements of said Section 8.16), (III) any Capital Contribution made as required by preceding clause (I)(ii) shall be a "Capital Contribution" for all purposes of the Capital Contribution Agreement and a "Capital Call Contribution" for all purposes of the Credit Agreement and (IV) any failure on the part of the Fund to comply with its obligations described in preceding clause (I)(ii) shall constitute an Event of Default for all purposes of the Credit Agreement and the other Credit Documents.

          3. The Fund, for its part, by its acceptance of this Waiver, agrees to make any Capital Contribution required to be made by it pursuant to Section 2(I)(ii) above.

          4. In order to induce the Banks to enter into this Waiver, each of Holdings and the Borrower hereby represents and warrants that:

               (a) no Default or Event of Default exists as of the Waiver Effective Date, after giving effect to this Waiver; and

               (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Waiver Effective Date, both before and after giving effect to this Waiver, with the same effect as though such representations and warranties had been made on and as of the Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          5. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          6. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same


                                      -2-

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instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          7. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          8. This Waiver shall become effective on the date (the "Waiver Effective Date") when Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          9. From and after the Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

          10. The Borrower hereby covenants and agrees that, so long as the Waiver Effective Date occurs, it shall pay (in U.S. Dollars) to each Bank which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Waiver Effective Date or (y) 5:00 p.m. (New York City time) on Tuesday, November 13, 2001 (such letter date, the "Outside Date"), a non-refundable cash fee (the "Consent Fee") in an amount equal to 10 basis points (0.10%) of an amount equal to the sum of (i) the aggregate principal amount of all Term Loans made by such Bank and outstanding on the Waiver Effective Date and (ii) the Revolving Commitment of such Bank as in effect on the Waiver Effective Date, which Consent Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the Banks not later than the second Business Day following the Outside Date.


                                      * * *


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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Waiver as of the date first above written.


                                    AMTROL HOLDINGS, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    AMTROL INC.



                                    By: /s/ Larry T. Guillemette
                                        ----------------------------------------
                                        Name: Larry T. Guillemette
                                        Title: Executive Vice President
                                               Chief Financial Officer



                                    CYPRESS MERCHANT BANKING PARTNERS, L.P.



                                    By: /s/ David P. Spalding
                                        ----------------------------------------
                                        Name: David P. Spalding
                                        Title: Vice Chairman



                                    BANKERS TRUST COMPANY, Individually and as
                                        Administrative Agent



                                    By: /s/ Gregory Shemn
                                        ----------------------------------------
                                        Name: Gregory Shemn
                                        Title: Director



                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                        Individually and as Documentation Agent


                                    By: /s/ Stephen Hannan
                                        ----------------------------------------
                                        Name: Stephen Hannan
                                        Title: Vice President

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                                     THE BANK OF NOVA SCOTIA



                                     By: /s/ M. R. Bradley
                                         ---------------------------------------
                                         Name: M. R. Bradley
                                         Title: Authorized Signatory



                                     CITIZENS FINANCIAL GROUP INC



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     FLEET NATIONAL BANK



                                     By: /s/ Albert J. Buresh
                                         ---------------------------------------
                                         Name: Albert J. Buresh
                                         Title: Vice President



                                     SOCIETE GENERALE



                                     By: /s/ Cynthia A. Jay
                                         ---------------------------------------
                                         Name: Cynthia A. Jay
                                         Title: Managing Director

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                                    AMARA-1 FINANCE LTD.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    CERES FINANCE LTD.
                                    By: INVESCO Senior Secured Management, Inc.,
                                     as Sub-Managing Agent



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    KZH HIGHLAND-2 LLC



                                    By: /s/ Susan Lee
                                        ----------------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent



                                    KZH PAMCO LLC



                                    By: /s/ Susan Lee
                                        ----------------------------------------
                                        Name: Susan Lee
                                        Title: Authorized Agent



                                    AVALON CAPITAL LTD. 2
                                    By: INVESCO Senior Secured Management, Inc.,
                                     as Portfolio Advisor



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

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                                       GENERAL ELECTRIC CAPITAL CORPORATION



                                       By: /s/ Scott Michael Galletti
                                           -------------------------------------
                                           Name: Scott Michael Galletti
                                           Title: Duly Authorized Signatory



                                       KATONAH I, LTD.



                                       By: /s/ Ralph Della Rocca
                                           -------------------------------------
                                           Name:  Ralph Della Rocca
                                           Title: Authorized Officer




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